FIRST QUARTER 2016 | EARNINGS CONFERENCE CALL

2 FORWARD-LOOKING STATEMENTS The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to, factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission including its 2015 Annual Report on Form 10-K under the caption “Risk Factors”. In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Q1 2016 RESULTS

4 Q1 2016 HIGHLIGHTS • Organic revenue decline of 0.3% Q1 2016 Q1 2015 (In millions, except per share data) Revenue $ 876.8 $ 911.1 Adjusted Operating Profit $ 66.1 $ 81.2 Margin % 7.5% 8.9 % Adjusted Net Income $ 36.9 $ 44.5 Adjusted EPS $ 0.30 $ 0.36 Unaudited

FABRICATION TECHNOLOGY

6 FABRICATION TECHNOLOGY Q1 2016 RESULTS REVENUE Note: Dollars in millions (unaudited). ADJUSTED OPERATING PROFIT 11.7% 10.3% AFTERMARKET REVENUE 2016 GEOGRAPHIC EXPOSURE 2016 Volume (2.5)% Price/ Mix 0.6% Acquisitions —% FX Translation (7.3)% Total Decline (9.2)%

GAS AND FLUID HANDLING

8 GAS AND FLUID HANDLING Q1 2016 RESULTS REVENUE Existing Businesses 1.7% Acquisitions 5.3% FX Translation (4.5)% Total Growth 2.5% Note: Dollars in millions (unaudited). ADJUSTED OPERATING PROFIT 8.6% 7.8% AFTERMARKET REVENUE 2016 GEOGRAPHIC EXPOSURE 2016

9 ORDERS Existing Businesses (9.3)% Acquisitions 5.2% FX Translation (4.7)% Total Decline (8.8)% Note: Dollars in millions (unaudited). BACKLOG ORDERS AND BACKLOG Existing Businesses (14.5)% Acquisitions 3.5% FX Translation (5.0)% Total Decline (16.0)%

10 Q1 2016 SALES AND ORDERS BY END MARKET SALES: $432.7 million Total (Decline) Growth Organic (Decline) Growth Power Generation (5.4)% (1.8)% Oil, Gas & Petrochemical 25.3% 24.7% Marine (8.0)% (5.5)% Mining (33.9)% (24.3)% General Industrial & Other 7.8% (1.4)% Total 2.5% 1.7% ORDERS: $407.6 million Total Growth (Decline) Organic Growth (Decline) Power Generation 6.2% 11.8% Oil, Gas & Petrochemical (35.9)% (38.0)% Marine (18.9)% (16.1)% Mining (53.3)% (42.4)% General Industrial & Other 8.3% (1.3)% Total (8.8)% (9.3)%

11 POWER GENERATION MARKET PERSPECTIVE SALES & ORDERS (DECLINE) GROWTH • Served by both Howden and Colfax Fluid Handling • Order increase due to strong bookings in China • Changes in China power market regulatory directives may negatively impact 2016 orders and 2017 revenues for new power capacity • Outlook for revenue stable for remainder of 2016, but order growth likely impacted in China 2016 SALES SPLIT 2016 ORDERS SPLIT HIGHLIGHTS Q1 2016 vs. Q1 2015 Total Organic Sales (5.4)% (1.8)% Orders 6.2% 11.8% 33% 37%

12 OIL, GAS & PETROCHEMICAL MARKET PERSPECTIVE SALES & ORDERS GROWTH (DECLINE) • Served by both Howden and Colfax Fluid Handling • Period over period comparisons are difficult due to the timing of large projects • Project deferrals largely from customer spend restrictions are pushing orders into future quarters • Expanding our addressable market to partially offset expected continuation of end market decline 2016 SALES SPLIT 2016 ORDERS SPLIT HIGHLIGHTS Q1 2016 vs. Q1 2015 Total Organic Sales 25.3% 24.7% Orders (35.9)% (38.0)% 22% 16%

13 MARINE MARKET PERSPECTIVE SALES & ORDERS DECLINE • Primarily served by Colfax Fluid Handling • Defense business continues to perform well • Despite slower start, expect orders down in high single digits for full year 2016 SALES SPLIT 2016 ORDERS SPLIT HIGHLIGHTS Note: Marine market comprised of commercial marine and government, or defense, customers Q1 2016 vs. Q1 2015 Total Organic Sales (8.0)% (5.5)% Orders (18.9)% (16.1)% 10% 11%

14 MINING MARKET PERSPECTIVE SALES & ORDERS DECLINE • Primarily served by Howden • Remains a depressed market; focused on winning targeted projects 2016 SALES SPLIT 2016 ORDERS SPLIT HIGHLIGHTS Q1 2016 vs. Q1 2015 Total Organic Sales (33.9)% (24.3)% Orders (53.3)% (42.4)% 3% 3%

15 GENERAL INDUSTRIAL & OTHER MARKET PERSPECTIVE SALES & ORDERS GROWTH (DECLINE) • Includes both Howden and Colfax Fluid Handling • Weak demand for heavy industrial capital equipment continued driver of sales and order declines • Rate of sales and order decline has moderated to levels expected for balance of 2016 2016 SALES SPLIT 2016 ORDERS SPLIT HIGHLIGHTS Q1 2016 vs. Q1 2015 Total Organic Sales 7.8% (1.4)% Orders 8.3% (1.3)% 32% 33%

RESULTS OF OPERATIONS

17 INCOME STATEMENT SUMMARY (unaudited) Refer to Appendix for Non-GAAP reconciliation and footnotes. Note: Dollars in millions, except per share amounts. Three Months Ended April 1, 2016 March 27, 2015 Net sales $ 876.8 $ 911.1 Gross profit $ 280.5 $ 294.4 % of sales 32.0% 32.3 % SG&A expense $ 214.4 $ 213.2 % of sales 24.5% 23.4 % Adjusted operating income $ 66.1 $ 81.2 % of sales 7.5% 8.9 % Adjusted net income $ 36.9 $ 44.5 % of sales 4.2% 4.9 % Adjusted net income per share $ 0.30 $ 0.36

APPENDIX

19 DISCLAIMER Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income, adjusted net income per share, adjusted operating income, adjusted operating income margin, organic sales growth (decline) and organic order growth (decline). Adjusted net income, adjusted net income per share, adjusted operating income and adjusted operating income margin exclude the impact of Restructuring and other related charges. The effective tax rates used to calculate adjusted net income and adjusted net income per share are 29.0% and 29.5% for the first quarters of 2016 and 2015, respectively. Organic sales growth (decline) and organic order growth (decline) exclude the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of restructuring and other related charges. Sales and order information by end market are estimates. We periodically update our customer groupings order to refine these estimates.

20 NON-GAAP RECONCILIATION (unaudited) _____________________ Note: Dollars in thousands. Three Months Ended April 1, 2016 Three Months Ended March 27, 2015 Gas and Fluid Handling Fabrication Technology Corporate and Other Total Colfax Corporation Gas and Fluid Handling Fabrication Technology Corporate and Other Total Colfax Corporation Net sales $ 432,738 $ 444,105 $ — $ 876,843 $ 422,209 $ 488,861 $ — $ 911,070 Operating income (loss) 23,330 5.4% 38,810 8.7% (13,674) 48,466 5.5% 33,612 8.0% 56,238 11.5% (12,397) 77,453 8.5 % Restructuring and other related charges 10,593 7,075 — 17,668 2,645 1,108 — 3,753 Adjusted operating income (loss) $ 33,923 7.8% $ 45,885 10.3% $ (13,674) $ 66,134 7.5% $ 36,257 8.6% $ 57,346 11.7% $ (12,397) $ 81,206 8.9%

21 NON-GAAP RECONCILIATION (unaudited) (1) The effective tax rates used to calculate adjusted net income and adjusted net income per share are 29.0% and 29.5% for the first quarters of 2016 and 2015, respectively. _____________________ Note: Dollars in thousands, except per share amounts. Three Months Ended April 1, 2016 March 27, 2015 Adjusted Net Income and Adjusted Net Income Per Share Net income attributable to Colfax Corporation $ 22,615 $ 52,056 Restructuring and other related charges 17,668 3,753 Tax adjustment(1) (3,398) (11,262) Adjusted net income $ 36,885 $ 44,547 Adjusted net income margin 4.2% 4.9 % Weighted-average shares outstanding - diluted 123,242,884 125,092,635 Adjusted net income per share $ 0.30 $ 0.36 Net income per share— diluted (in accordance with GAAP) $ 0.18 $ 0.42

22 CHANGE IN SALES, ORDERS AND BACKLOG (unaudited) _____________________ Note: Dollars in millions. (1) Represents the incremental sales, orders and order backlog as a result of our acquisitions of RootsTM blowers and compressors and Simsmart Technologies. Net Sales Orders Backlog at Period End $ % $ % $ % As of and for the three months ended March 27, 2015 $ 911.1 $ 446.9 $ 1,350.9 Components of Change: Existing Businesses (2.4) (0.3)% (41.5) (9.3)% (195.3) (14.5)% Acquisitions(1) 22.2 2.4% 23.4 5.2% 47.7 3.5 % Foreign Currency Translation (54.1) (5.9)% (21.2) (4.7)% (68.0) (5.0)% Total (34.3) (3.8)% (39.3) (8.8)% (215.6) (16.0)% As of and for the three months ended April 1, 2016 $ 876.8 $ 407.6 $ 1,135.3